Exhibit 10.3

Execution Version

FORBEARANCE AGREEMENT AND AMENDMENT

THIS FORBEARANCE AGREEMENT AND AMENDMENT (this “Agreement”), dated as of November 3, 2015, is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders appearing on the signature pages hereto (the “Consenting Lenders”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent under the Credit Agreement (as defined below) (collectively in such capacities, the “Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto, and the Agent entered into that certain Second Lien Credit Agreement dated as of October 22, 2014 (as in effect on the date hereof, including as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the Agent, in its capacity as Second Priority Representative, and Bank of Montreal, in its capacity as Senior Representative, are parties to that certain Intercreditor Agreement, dated as of October 22, 2014 (the “Intercreditor Agreement”);

WHEREAS, Section 2.06(c) of the Credit Agreement requires that accrued interest on each Loan is payable in arrears on each applicable Interest Payment Date for such Loan;

WHEREAS, interest in the aggregate amount of $2,384,250.00 (the “October 2015 Required Interest Payment”) was due and payable on October 30, 2015 (the “October 2015 Interest Payment Date”) pursuant to, and in accordance with, the Credit Agreement, including Section 2.06(c) thereof;

WHEREAS, the Borrower failed to make such October 2015 Required Interest Payment in compliance with Section 2.06(c) of the Credit Agreement on the October 2015 Interest Payment Date, which such failure constitutes a Default under Section 7.01(b) of the Credit Agreement, and the Borrower anticipates that it will be unable to cure such failure within the grace period provided under Section 7.01(b) of the Credit Agreement, which such failure to so comply will become an Event of Default if not cured or waived within three Business Days of the October 2015 Interest Payment Date (the “Prospective Interest Payment Default”);

WHEREAS, the Borrower acknowledges and agrees that, upon the occurrence and during the continuance of an Event of Default, the Agent is entitled by notice to the Borrower to accelerate the Obligations, to seek immediate repayment in full of the Obligations and to exercise any or all of its rights and remedies under the Loan Documents or applicable law, in each case, subject to the terms and conditions of the Intercreditor Agreement;

WHEREAS, the Borrower and its Restricted Subsidiaries have failed (and/or anticipate they will be unable) to comply with certain terms of the Credit Agreement and the other Loan Documents as disclosed to the Agent, the Lenders and/or their advisors (such Defaults, together with the Prospective Interest Payment Default, the “Specified Defaults”);

WHEREAS, the Borrower requests that the Agent and the Lenders temporarily forbear, solely by reason of the Specified Defaults, upon the occurrence and during the continuance thereof, from accelerating the Obligations or otherwise exercising any rights or remedies in respect thereof;

WHEREAS, each of the Lenders and, at the direction of the Required Lenders, the Agent agrees to accommodate such request on the terms and subject to the conditions herein set forth;

WHEREAS, on or prior to November 3, 2015, the Borrower intends to enter into an amendment (the “Sixth Amendment”) to the First Lien Credit Agreement to provide for, among other things, (x) the termination of revolving commitments under the First Lien Credit Agreement and the conversion of the revolving loans thereunder to term loans and (y) the extension of additional loans under the First Lien Credit Agreement in the form of secured term loans (such amendments, the “Amendments”); and

WHEREAS, in connection with the Amendments, the Borrower requests that the Agent and the Lenders agree to certain other accommodations under the Credit Agreement and the Intercreditor Agreement, as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Agreement, the Borrower, the Guarantors, the Lenders party hereto and the Agent agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement, as amended by the Agreement.

2.             Amounts Owing.  Each of the Loan Parties acknowledges and agrees that, as of the date hereof, the Borrower is indebted to the Secured Parties in an aggregate amount equal to (a) the aggregate principal amount of Loans outstanding under the Credit Agreement in an amount equal to $336,600,000.00, plus accrued and unpaid interest thereon, plus (b) all reasonable out-of-pocket expenses incurred by the Agent and/or the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and all out-of-pocket expenses incurred by the Agent and any Lender in connection with the enforcement or protection of their rights or in connection with this Agreement, the Credit Agreement and the other Loan Documents, in connection with the Loans made under the Credit Agreement or incurred during any workouts, restructuring or negotiating in respect of such Loans, as and to the extent set forth in Section 9.05 of the Credit Agreement, and such amounts are outstanding without defense, offset or counterclaim.

3.             Forbearance; Forbearance Period.

(a)           The “Forbearance Period” shall commence on the Amendment Effective Date (as defined below) and shall terminate immediately and automatically upon the earliest to occur of (a) December 30, 2015, (b) the filing of a chapter 11 case (or cases) by the Borrower or any of its Subsidiaries, (c) the occurrence of an Event of Default under the First Lien Credit Agreement , which such Event of Default is not cured or waived in accordance with the terms of the First Lien Credit Agreement within 10 Business Days and (d) the occurrence of any Event of Default (other than a Specified Default) under the Credit Agreement (each, a “Forbearance Termination Event”).  Each of the Agent and the Consenting Lenders agrees that, upon the terms and subject to the conditions set forth herein, during the Forbearance Period, the Agent and such Lender shall not enforce any of its rights and remedies under the Loan Documents or applicable law in respect of the Specified Defaults against the Loan Parties or their assets (including, without limitation, accelerating any of the Obligations) (the “Forbearance”),

(b)           The Forbearance is limited in nature and nothing contained herein is intended, or shall be deemed or construed (i) to constitute a waiver of any of the Specified Defaults or any future Defaults or Events of Default or, except as expressly set forth herein, compliance with any term or provision of the Loan Documents or applicable law or (ii) to establish a custom or course of dealing between the Borrower, on the one hand, and the Agent and/or any Lender, on the other hand.

(c)           Upon the termination of the Forbearance Period: (i) the Forbearance and all agreements set forth in Section 3(a) of this Agreement shall terminate automatically and be of no further force or effect, and (ii) subject to the terms of the Loan Documents (including, without limitation, the Intercreditor Agreement) and applicable law, the Agent and each Lender shall be free in its sole and absolute discretion, without limitation, to proceed to enforce any or all of its rights and remedies set forth in the Credit Agreement, the other Loan Documents and applicable law.  In furtherance of the foregoing, and notwithstanding the occurrence of the Amendment Effective Date, the Borrower acknowledges and confirms that, subject to the Forbearance, all rights and remedies of the Agent and the Lenders under the Loan Documents and applicable law with respect to the Borrower or any other Loan Party shall continue to be available to the Agent and the Lenders.

(d)           The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Agent or any Lender may be entitled to take or bring in order to enforce its rights and remedies against the Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(e)           Execution of this Agreement constitutes a direction by the Consenting Lenders that the Agent act or forbear from acting in accordance with the terms of this Agreement.  Each Consenting Lender agrees that the Agent shall not be required to act against the Loan Parties if such action is contrary to the terms of this Agreement.

4.             Covenants.  Notwithstanding the agreement of the Agent and the Lenders in Section 3 hereof, the Borrower agrees, for itself and on behalf of its Subsidiaries, that the Forbearance shall not affect whether an Event of Default exists for purposes of determining compliance with the provisions (including, without limitation, covenants, restrictions, limitations and/or other prohibitions) of the Credit Agreement and the other Loan Documents, and the Borrower’s and/or any of its Subsidiaries’ compliance and/or non-compliance with such provisions shall be determined without giving effect to the Forbearance and, for clarification purposes, such provisions shall remain in full force and effect without modification by the Forbearance.

5.             Amendments.  Upon the date of the satisfaction of the conditions set forth in Section 8 hereof (such date, the “Amendment Effective Date”), the Credit Agreement is hereby amended as follows:

(a)           Section 1.02 of the Credit Agreement is hereby amended to add the following definitions in their proper alphabetical order:

“Amendment Effective Date” means November 3, 2015.

“Permitted Asset Sale” means Asset Sales described to the advisors to the Lenders prior to the Amendment Effective Date as detailed on Schedule 1.02.

(b)           The introduction to Section 2.13(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms of the Intercreditor Agreement and, to the extent not required to prepay obligations under the First Lien Credit Agreement as in effect on November 3, 2015, on or prior to the third Business Day following receipt by the Borrower or any Restricted Subsidiary of Net Cash Proceeds of any Asset Sale (other than up to an aggregate $10,000,000 from Net Cash Proceeds from Permitted Asset Sales) or any Special Distribution, the Borrower shall:”

(c)           Section 2.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“To the extent not required to prepay obligations under the First Lien Credit Agreement as in effect November 3, 2015, in the event that the Borrower or any Restricted Subsidiary issues or incurs any Debt for borrowed money other than any cash proceeds from the incurrence of Debt permitted pursuant to Section 6.02, the Borrower shall substantially simultaneously with (and in any event not later than the Business Day immediately following) the receipt of such Net Cash Proceeds by such Loan Party or such Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Loans.”

(d)           Section 6.02(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) the incurrence of obligations under the First Lien Loan Documents; provided that the aggregate principal amount of loans incurred under the First Lien Loan Documents do not exceed, in the aggregate, $60,000,000 plus (ii) the incurrence of Incremental Loans (as defined in the First Lien Credit Agreement) made pursuant to the terms and conditions of Section 2.06 of the First Lien Credit Agreement in an aggregate principal amount not to exceed $10,000,000;”

(e)           Section 6.02(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business;”

(f)            Section 6.02 of the Credit Agreement is hereby amended and restated by (i) deleting the “and” at the end of clause (p) of such Section, (ii) deleting the period at the end of clause (q) of such Section and replacing it with “; and” and (iii) adding the following new clause (r) at the end of such Section:

“(r)  the incurrence by the Company or any of its Restricted Subsidiaries of Debt constituting reimbursement obligations with respect to the letters of credit outstanding under the First Lien Credit Agreement immediately prior to the Amendment Effective Date, including any letters of credit issued to replace such letters of credit in an aggregate face amount not to exceed the amount outstanding on the Amendment Effective Date;

provided, that upon the drawing of such letter of credit, such obligations are reimbursed within five Business Days of such drawing.”

(g)           Section 6.03 of the Credit Agreement is hereby amended and restated by (i) deleting the “and” at the end of clause (j) of such Section, (ii) deleting the period at the end of clause (k) of such Section and replacing it with “; and” and (iii) adding the following new clause (l) at the end of such Section:

“(l) Liens on cash and cash equivalents securing reimbursement obligations in respect of the letters of credit described in Section 6.02(r)”.

(h)           The Credit Agreement is hereby amended to add the Schedule 1.02 attached hereto as a Schedule to such Credit Agreement in its proper chronological order.

6.             Ratification. Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect as modified by this Agreement.  Nothing in this Agreement is intended or shall be deemed or construed to in any way waive, alter or impair the obligations or any of the rights or remedies of the Agent or the Lenders under the Loan Documents or applicable law.  All terms and provisions of the Loan Documents remain in full force and effect, except to the extent expressly modified by this Agreement.  The Borrower acknowledges that the Agent and the Lenders have made no representations as to what actions, if any, they will take after the Forbearance Period, and the Agent and each Consenting Lender hereby specifically reserves any and all rights, remedies, and claims it has (after giving effect hereto) with respect to the Specified Defaults and each other Default or Event of Default that may occur.

7.             Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Agent and the Lenders that (a) this Agreement has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Agreement constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) there are no Defaults or Events of Default other than the Specified Defaults, (d) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, further, that, solely for purposes of the making of such representations and warranties on the date hereof, such representations and warranties shall be deemed to be modified to the same extent as the representations and warranties under the First Lien Credit Agreement after giving effect to the Sixth Amendment, and (d) the execution, delivery and performance of this Agreement has been duly authorized by the Borrower and Guarantors.

8.             Conditions to Effectiveness.  This Agreement shall be effective at such time and upon receipt by the Agent of counterparts of this Agreement executed by the Borrower, the Guarantors and the Lenders.

9.             Retention and Payment of Professionals; No Claims.

(a)           The Borrower and the other Loan Parties each acknowledge and agree that, without limiting or modifying any rights of the Agent or Lenders under any Loan Document, the Agent has the right to retain one or more professionals, including, without limitation, attorneys, accountants, financial advisors, engineers, and reservoir-evaluation consulting firms, to advise and assist it and the Lenders with respect to the evaluation of any business plans or restructuring or reorganization plans, agreements and documents produced by or on behalf of the Borrower or any other Loan Party (or their respective Subsidiaries) and/or to assist them with the ongoing assessment of the Borrower’s and Loan Parties’ ability to repay the Obligations, the value of the Collateral and the other matters described in Section 9.05 of the Credit Agreement (including, without limitation, with respect to the engagement of counsel to the Agent).  For the avoidance of doubt, the Borrower and the other Loan Parties acknowledge and agree that legal counsel to the Agent may retain such professionals and such professionals shall be entitled to the same rights, benefits and privileges as provided herein.

(b)           The Borrower and the other Loan Parties acknowledge and reaffirm their obligations to promptly reimburse the Agent and Lenders for the reasonable fees, costs, and expenses of any such professionals in accordance with Section 9.05 of the Credit Agreement, which reimbursement shall occur no later than five (5) days after receipt by the Borrower of a summary invoice of the applicable professional (which invoice may be redacted to the extent necessary to delete any information subject to the attorney-client privilege, any information constituting attorney work product, or any other confidential information, and the provision of such invoices shall not constitute any waiver of the attorney-client privilege or of any benefits of the attorney work product doctrine); provided that invoices of Latham & Watkins, LLP, as counsel to the Agent, presented to the Borrower on or prior to the date of this Agreement shall be paid on the business day following the execution of this Agreement.  All such unpaid fees, costs and expenses shall constitute Obligations and shall be secured by the Collateral as set forth in the Credit Agreement and other Loan Documents.  In the event the Borrower fails to pay any invoice as provided herein, the applicable professional shall be entitled to apply any retainer (if any) held by it to its outstanding fees and expenses and receive prompt replenishment of the retainer from the Borrower in accordance with any applicable fee letter between the Borrower and such applicable professional.

(c)           As of the date of the hereof, the Borrower and the other Loan Parties are not aware of any claims, actions or causes of actions (collectively, “Claims”), including, without limitation, any Claims under any federal, state, local or foreign law, that the Borrower or any of the other Loan Parties may have against the Agent or the Lenders under the Credit Agreement.

(d)           Each of the Loan Parties, on behalf of itself and its Affiliates (the “Releasing Parties”),  hereby releases the Agent, solely in its individual capacity as the Administrative Agent, Collateral Agent and Second Priority Representative, from any and all manner of actions, causes, claims, charges or other liability, of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, contractual or tortious, direct or indirect, heretofore existing or which may heretofore accrue (“Agent Claims”) against the Agent in such individual capacity which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof solely to the extent such Agent Claims directly or indirectly arise out of, or are connected with or relating to the Credit Agreement, any other Loan Document, the Intercreditor Agreement, this Agreement or the transactions contemplated hereby and thereby; provided, however, the foregoing release shall not extend to any act or omission by the Agent, in its individual capacity, constituting gross negligence or willful misconduct. For the avoidance of doubt, the foregoing shall not be deemed a release of any Agent Claims by any Releasing Party against any Secured Party other than the

Agent, in its individual capacity as Administrative Agent, Collateral Agent or Second Priority Representative.

10.          Required Lender Direction of Agent. The Lenders party hereto (which constitute the Required Lenders) hereby direct the Agent (a) to join this Agreement as parties and execute this Agreement, (b) to comply with this Agreement to the extent specified herein and to take the other actions (or refrain from acting), in each case as expressly contemplated hereby in its capacity as Agent and Second Priority Representative (as such term is defined in the Intercreditor Agreement) and (c) to execute and deliver (i) certain amendments to mortgages and deeds of trusts, (ii) that certain Amendment to Intercreditor Agreement, a form of which is attached hereto as Exhibit A and (iii) such other agreements, documents or instruments contemplated hereby or requested in connection with this Agreement.  Each of the Lenders party hereto acknowledges and reaffirms the exculpatory provisions in favor of the Agent under Section 8.03 of the Credit Agreement and such Lender’s obligations under Section 9.05(c) of the Credit Agreement.

11.          Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

12.          Applicable Law; Entire Agreement; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.  Sections 9.07, 9.10, 9.11 and 9.15 of the Credit Agreement apply to this Agreement, mutatis mutandis.

13.          Amendments.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the express prior written consent of the Loan Parties, the Agent and the Required Lenders.

14.          No Third-Party Beneficiaries.  No Person other than the Borrower, the other Loan Parties, the Agent and the Lenders shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed.

15.          Transfer.  Each of the Lenders party hereto hereby agrees that, during the Forbearance Period, it shall not sell, transfer, pledge, hypothecate, encumber or otherwise dispose of any of its Loans or any interest therein (or permit any of the foregoing with respect to any of its Loans) or enter into any agreement, arrangement or understanding in connection therewith (each a “Transfer”), except to any party who (a) is already a Lender under this Agreement or (b) contemporaneously with any such Transfer agrees in writing to be bound by the obligations of such Lender under this Agreement.  This Agreement shall in no way be construed to preclude any Lender from acquiring additional Loans pursuant to the terms of the Credit Agreement; provided, however, that any such additional Loans are held by a Lender subject to the terms of this Agreement.

16.          Agreement is a Loan Document; References to Credit Agreement. This Agreement is a Loan Document, as defined in the Credit Agreement.

[Signature Pages Follow]

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP, a Delaware limited partnership

By: Magnum Hunter Resources GP, LLC, its general partner

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

MAGNUM HUNTER RESOURCES GP, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

TRIAD HUNTER, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

Signature Page to Second Lien Forbearance Agreement

MAGNUM HUNTER PRODUCTION INC., a Kentucky corporation

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

BAKKEN HUNTER CANADA, INC., a corporation existing under the laws of the Province of Alberta

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

BAKKEN HUNTER, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

MAGNUM HUNTER MARKETING, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

VIKING INTERNATIONAL RESOURCES CO., INC., a Delaware corporation

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

Signature Page to Second Lien Forbearance Agreement

SHALE HUNTER, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

HUNTER REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

TRIAD HOLDINGS, LLC, an Ohio limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

Signature Page to Second Lien Forbearance Agreement

Executed and delivered at the direction of the Required Lenders:

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Megan Kane
Name:	Megan Kane
Title:	Authorized Signatory

By:	/s/ Laura Katherine Schembri
Name:	Laura Katherine Schembri
Title:	Authorized Signatory

Signature Page to Second Lien Forbearance Agreement

CONSENTING LENDER

HIGHBRIDGE PRINCIPAL STRATEGIES — SPECIALTY LOAN FUND III, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

CONSENTING LENDER

HIGHBRIDGE PRINCIPAL STRATEGIES — NDT SENIOR LOAN FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

CONSENTING LENDER

HIGHBRIDGE SPECIALTY LOAN SECTOR D INVESTMENT FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

CONSENTING LENDER

HIGHBRIDGE AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

CONSENTING LENDER

HIGHBRIDGE PRINCIPAL STRATEGIES — SPECIALTY LOAN INSTITUTIONAL FUND III, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

Signature Page to Second Lien Forbearance Agreement

CONSENTING LENDER

HIGHBRIDGE PRINCIPAL STRATEGIES — SPECIALTY LOAN VG FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

CONSENTING LENDER

HIGHBRIDGE SPECIALTY LOAN INSTITUTIONAL HOLDINGS LIMITED

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

CONSENTING LENDER

R2 Investments, LDC
By: Amalgamated Gadget, L.P. as its Investment Manager
By: Scepter Holdings, Inc., its General Partner

By:	/s/ Noel Nesser
Name:	Noel Nesser
Title:	CAO & Treasurer

CONSENTING LENDER

FIFTH STREET STATION LLC

By:	/s/ Sean Meeker
Name:	Sean Meeker
Title:	Analyst

CONSENTING LENDER

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of its participating funds and accounts listed on Schedule A

By:	/s/ Jean Joseph
Name:	Jean Joseph
Title:	Managing Director

Signature Page to Second Lien Forbearance Agreement

Exhibit A

Amendment to Intercreditor Agreement

See attached.

AMENDMENT TO INTERCREDITOR AGREEMENT

THIS AMENDMENT TO INTERCREDITOR AGREEMENT (this “Agreement”), dated as of November 3, 2015, is entered into by and between, BANK OF MONTREAL, as representative for the Senior Secured Parties (in such capacity and together with its successors in such capacity, the “Senior Representative”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as representative for the Second Priority Debt Parties (in such capacity and together with its successors in such capacity, the “Second Priority Representative”) and the Grantors identified on the signature pages hereto.

RECITALS

WHEREAS, the Company, the lenders party thereto, and the Second Priority Representative as Administrative Agent and Collateral Agent, entered into that certain Second Lien Credit Agreement dated as of October 22, 2014 (as in effect on the date hereof, including as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, on the date hereof Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), is entering into that certain Sixth Amendment to Credit Agreement by and among the Company, certain subsidiaries of the Company, the Lenders under and as defined therein, the Loan Administrator (as defined therein) and the Senior Representative pursuant to which the parties thereto are amending the Senior Facility to provide for, among other things, (x) the termination of revolving commitments under the Senior Facility and the conversion of the revolving loans thereunder to term loans and (y) additional Indebtedness in the form of secured term loans made thereunder (the “New Facility,” and such amendments, the “Amendments”); and

WHEREAS, in connection with the New Facility, the Company requests that the Senior Representative and the Second Priority Representative amend the Intercreditor Agreement (as defined in the Senior Credit Agreement) to permit additional Senior Obligations and amend certain other provisions of the Intercreditor Agreement in connection therewith, as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Agreement, the Borrower, the Guarantors, the Lenders party hereto, the Senior Representative and the Second Priority Representative agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Intercreditor Agreement, as amended by this Agreement.

2.             Amendments.  Upon the date of the satisfaction of the conditions set forth in Section 4 hereof (such date, the “Amendment Effective Date”), the Intercreditor Agreement is hereby amended as follows:

(a)           Section 1.01 of the Intercreditor Agreement is hereby amended by amending and restating the definitions of “Cap Amount”, “Discharge of Senior Obligations” and “Senior Obligations” in their entirety, respectively, as follows:

(i)            ““Cap Amount” means, at any time, an amount equal to (a) $60,000,000 plus (b) the aggregate principal amount of any Incremental Loans (as defined in the Senior Credit Agreement) made pursuant to the terms and conditions of Section 2.06 of the Senior Credit Agreement in an amount not to exceed $10,000,000; provided that the determination of the Cap Amount at any time shall be subject to Section 2.06(b).”

(ii)           “Discharge of Senior Obligations” means, except to the extent otherwise expressly provided in Section 5.06:

(a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Debt outstanding under the Senior Debt Documents and constituting Senior Obligations;

(b) payment in full in cash of all other Senior Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; and

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Senior Obligations.”

(iii)          ““Senior Obligations” means, subject to the next sentence, the “Obligations” as defined in the Senior Credit Agreement and any equivalent term in any Refinancing thereof.

Notwithstanding the foregoing, if at any time the aggregate outstanding principal of all Obligations under the Senior Facility secured by Collateral constituting principal from Loans is in excess of the Cap Amount, then only that portion of such principal, as selected by the Senior Representative, not exceeding the Cap Amount shall be included in Senior Obligations and interest with respect to any such principal excluded from Senior Obligations shall also be excluded from Senior Obligations until any such principal is included in Secured Obligations; provided that any Obligations or portion thereof that is not in excess of the Cap Amount (as determined as of the time of the incurrence or issuance, as the case may be, of such Obligations) shall continue to be included in the Senior Obligations notwithstanding any subsequent reduction in the Cap Amount.”

(b)           Section 1.01 of the Intercreditor Agreement is hereby amended by deleting the definitions of “Letters of Credit”, “Secured Swap Agreement” and “Secured Swap Provider”.

(c)           Section 2.06 of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“Section 2.06.       Certain Cash Collateral; Reinstatement.

(a)  Notwithstanding anything in this Agreement or any other Senior Debt Document or Second Priority Debt Document to the contrary, collateral consisting of cash and cash equivalents pledged to secure reimbursement obligations in respect of, or cash-collateralize, Letters of Credit issued by Bank of Montreal, in its capacity as Issuing Bank (as defined in the Senior Credit Agreement) pursuant to Section 12.18 of the Senior Credit Agreement as in effect on November 3, 2015 (or any equivalent successor provision) shall be applied as specified in the Senior Credit Agreement and will not constitute Collateral; provided that any reduction in the face amount of such Letters of Credit, or termination, in whole or in part, thereof, shall result in a ratable decrease in the amount of such cash and cash equivalents excluded from the Collateral.

(b)           In accordance with Section 12.18 of the Senior Credit Agreement, the parties hereto acknowledge and agree that, to the extent any payment of any reimbursement obligations, or Cash Collateral held, in respect of the Letters of Credit are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person, in each case, in any insolvency or liquidation proceeding involving the Company under any bankruptcy law, then to the extent of, and in an aggregate amount not to exceed, such payments or Cash Collateral so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, whether matured or contingent, the same shall be secured by the Collateral on a first priority pari passu basis with the Senior Obligations, which, for clarification purposes, shall not count against the Cap Amount.”

(d)           Section 5.07(b) of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“(b)         [Reserved].”

(e)           Section 5.08 of the Intercreditor Agreement is hereby amended by replacing the phrase “Secured Obligations” occurring therein with the phrase “Senior Obligations”.

(f)            Section 6.01 of the Intercreditor Agreement is hereby amended by replacing the following parenthetical:

“(except to the extent permitted by this Section 6.01 and so long as such cash collateral or DIP Financing is in an amount that does not exceed the sum of (1) the aggregate principal amount of Loans and drawn Letters of Credit and the face amount of undrawn Letters of Credit replaced or refinanced by any such DIP Financing and (2) 20% of the aggregate principal amount of Loans and drawn Letters of Credit and the face amount of undrawn Letters of Credit outstanding under the Senior Credit Agreement on the date of the commencement of such Insolvency or Liquidation Proceeding)”

with the following parenthetical:

“(except to the extent permitted by this Section 6.01 and so long as such cash collateral or DIP Financing is in an amount that does not exceed the sum of (1) the aggregate principal amount of Loans replaced or refinanced by any such DIP Financing and (2) the lesser of (x) 20% of the aggregate principal amount of Loans outstanding under the Senior Credit Agreement on the date of the commencement of such Insolvency or Liquidation Proceeding and (y) $10,000,000)”

(g)           Section 6.01 of the Intercreditor Agreement is hereby further amended by adding the following paragraph after the last sentence of Section 6.01:

“Notwithstanding anything to the contrary herein (including in this Section 6.01), the Second Priority Representative and/or any of the other Second Priority Debt Parties may propose, and the Company shall not be prohibited from accepting, a DIP Financing proposal from the Second Priority Representative and/or any of the other Second Priority Debt Parties.”

3.             Ratification. Each party hereto ratifies all of its respective agreements, covenants and other obligations under the Intercreditor Agreement, and agrees and acknowledges that the Intercreditor Agreement shall continue to be, in full force and effect as modified by this Agreement.  Nothing in this Agreement is intended or shall be deemed or construed to in any way waive, alter or impair the obligations, or any of the rights or remedies, of the parties hereto under the Intercreditor Agreement or, subject to the Intercreditor Agreement, applicable law.  All terms and provisions of the Intercreditor Agreement remain in full force and effect, except to the extent expressly modified by this Agreement.

4.             Conditions to Effectiveness.  This Agreement shall be effective at such time and upon receipt by the parties hereto of counterparts of this Agreement duly executed and delivered by each such party.

5.             Transactions.  Each of the Senior Representative, the Second Priority Representative, in each case, for themselves and on behalf of the Senior Secured Parties and the Second Priority Debt Parties, respectively, and the Company and the other Grantors acknowledge and agree that the Amendments to the Senior Credit Agreement and the other Senior Debt Documents effected on the date hereof, and the Obligations (as defined therein) arising thereunder, shall (i) be governed by the terms and provisions of the Intercreditor Agreement (including, without limitation, Section 5.06 thereof), (ii) subject to the Cap Amount and the other terms and provisions of the Intercreditor Agreement, automatically be treated as Senior Obligations for all purposes of the Intercreditor Agreement, (iii) the applicable agreement governing such Obligations shall automatically be treated as a Senior Debt Document for all purposes of the Intercreditor Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and (iv) the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of the Intercreditor Agreement, and no additional consent from, or notice to (including, without limitation, any New Senior Debt Notice required by Section 5.06 of the Intercreditor Agreement), any of the parties hereto is required in connection with such Amendments.

6.             Additional Grantor. Each of the Senior Representative and the Second Priority Representative, in each case, for themselves and on behalf of the Senior Secured Parties and, at the direction of the Required Lenders (as defined in the Second Lien Credit Agreement), the Second Priority Debt Parties, respectively, acknowledge and agree that Triad Holdings, LLC, an Ohio limited liability company, shall be deemed to be a Grantor and a party to the Intercreditor Agreement for all purposes thereunder as though it had executed and delivered an instrument in the form of Annex I to the Intercreditor on December 4, 2014.

7.             Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.             CONSENT TO JURISDICTION; WAIVERS; GOVERNING LAW; WAIVER OF JURY TRIAL; BINDING ON SUCCESSORS AND ASSIGNS; SECTION TITLES; AUTHORIZATION; NO THIRD PARTY BENEFICIARIES; SUCCESSORS AND ASSIGNS; REPRESENTATIVE CAPACITIES; RELATIVE RIGHTS.  SECTIONS 8.09, 8.12, 8.13, 8.14,

8.16, 8.17, 8.19 AND 8.20  OF THE INTERCREDITOR AGREEMENT APPLY TO THIS AGREEMENT, MUTATIS MUTANDIS.